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                                                                 EXHIBIT 10.35.1

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement ("Amendment") is entered into by and between Inland Resources Inc. ("Employer") and John E. Dyer ("Employee") and amends that certain Employment Agreement between Employer and Employee dated effective June 1, 1996.

     Section 3(a) of the Employment Agreement is hereby amended to provide that the "Base Salary" shall be One Hundred Thirty-Seven Thousand Five Hundred and No/100 Dollars ($137,500.00) per year, effective as of January 1, 1997.

     IN WITNESS WHEREOF the parties have executed this Amendment to be effective the first day of January, 1997.

                                        EMPLOYER:

                                        INLAND RESOURCES INC.



                                        By:     /s/ Kyle R. Miller
                                           -------------------------------------
                                                Kyle R. Miller, President and
                                                Chief Executive Officer

                                        EMPLOYEE:



                                                /s/ John E. Dyer
                                        ----------------------------------------
                                                JOHN E. DYER